                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Global Maintech Corporation
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         GLOBAL MAINTECH CORPORATION
                            6468 City West Parkway
                         Eden Prairie, Minnesota 55344


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                to be held on
                                 May 30, 1996

TO THE SHAREHOLDERS OF GLOBAL MAINTECH CORPORATION:

     The Annual Meeting of the shareholders of Global MAINTECH Corporation (the "Company") will be held on May 30, 1996, at 10:00 a.m. (Central Daylight Time), at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, for the following purposes:

     1.  To elect a Board of Directors.

     2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the year ending December 31, 1996.

     3. To consider and act upon any other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on April 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the attached Proxy Statement. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.


                                       By Order of the Board of Directors:

                                       James Geiser
                                       Secretary


Dated: April 29, 1996

                          GLOBAL MAINTECH CORPORATION
                            6468 City West Parkway
                         Eden Prairie, Minnesota 55344


                                PROXY STATEMENT

                                      FOR

                        ANNUAL MEETING OF SHAREHOLDERS

                                 to be held on
                                 May 30, 1996


                                 INTRODUCTION


     The enclosed proxy is solicited by the Board of Directors of Global MAINTECH Corporation, a Minnesota corporation (the "Company") having its principal executive offices at 6468 City West Parkway, Eden Prairie, Minnesota 55344, (612) 944-0400, for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, on May 30, 1996, at 10:00 a.m., Central Daylight Time, or at any adjournment thereof.

     Every shareholder of record as of April 15, 1996 (the "Record Date") is entitled to cast in person or by proxy, one vote for each share of Common Stock, no par value, of the Company ("Common Stock") held of record by such shareholder at the Record Date or, in the case of the holders of the Company's Series A Convertible Preferred Stock ("Preferred Stock"), one vote for each share of Preferred Stock held of record by such shareholder at the Record Date. The Common Stock and Preferred Stock will vote as one class on all matters to be voted on at the Annual Meeting. The holders of Preferred Stock are not entitled to vote separately as a class on any matter to be voted on at the Annual Meeting. As of the Record Date, there were 48,137,139 shares of Common Stock issued and outstanding, and 4,326,036 shares of Preferred Stock issued and outstanding. This Proxy Statement, the enclosed Notice of Meeting and the enclosed form of proxy are being first mailed on or about April 29, 1996 to the Company's shareholders of record (the "Shareholders").

     ALL SHAREHOLDERS ARE URGED PROMPTLY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND TO RETURN IT IN THE ACCOMPANYING ENVELOPE, REGARDLESS OF WHETHER THEY INTEND TO BE PRESENT IN PERSON AT THE ANNUAL MEETING.

                              THE ANNUAL MEETING

Date, Time and Place

     The Annual Meeting will be held on May 30, 1996, at 10:00 a.m., Central Daylight Time, at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343.

Purpose of Annual Meeting

     At the Annual Meeting, the Shareholders will be asked (i) to elect a Board of Directors and (ii) to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors for the fiscal year ending December 31, 1996. The Annual Meeting will also transact such other business, if any, as may properly come before the Annual Meeting.

Record Date, Voting Rights, and Proxies

     The Board of Directors of the Company has fixed the close of business on April 15, 1996 as the Record Date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting. Only holders of outstanding shares of Common Stock and Preferred Stock of the Company at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of Common Stock is entitled to one vote per share held of record on the Record Date. Each holder of Preferred Stock is entitled to one vote per share of Preferred Stock held of record on the Record Date. The Shareholders of the Company are entitled to cast their votes at the Annual Meeting in person or by properly executed proxies. Shares of Common Stock and Preferred Stock represented by properly executed proxies received at or prior to the Annual Meeting will be voted in accordance with the instructions indicated in such proxies, unless such proxies have been previously revoked.

     A proxy may be revoked before the meeting by giving written notice, in person or by mail, of revocation to the Secretary of the Company or at the meeting prior to voting in person. Unless revoked, properly executed proxies in which choices are not specified by the Shareholders will be voted "for" each item described in this Proxy Statement for which no choice is specified; upon all other matters, the persons named as proxies shall vote as they deem in the best interests of the Company. In instances where choices are specified by the Shareholders in the proxy, those proxies will be voted or the vote will be withheld in accordance with the Shareholder's choice. Shares of Common Stock and Preferred Stock voted as abstentions on any matter will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting and as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which the Shareholder has abstained. If a broker submits a proxy which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

Quorum

     The presence in person or by properly executed proxy of holders of a majority of all of the shares of outstanding Common Stock and Preferred Stock is necessary to constitute a quorum at the Annual Meeting.

Required Vote

     As of the Record Date, there were 48,137,139 shares of Common Stock outstanding, held by approximately 500 holders of record holders, and 4,326,036 shares of Preferred Stock outstanding, held by approximately 90 holders of record. Each holder of Common Stock is entitled to one vote per share held of record on the Record Date. Each holder of Preferred Stock is entitled to one vote per share held of record on the Record Date. The affirmative vote of a majority of the votes represented by outstanding shares of Common Stock and Preferred Stock, voting together as one class, is required to elect a Board of Directors and to ratify the selection of KPMG Peat Marwick LLP as the Company's independent auditors.

     THE MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING ARE OF GREAT IMPORTANCE TO THE SHAREHOLDERS OF THE COMPANY. ACCORDINGLY, SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND TO COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

Proxy Solicitation

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the expenses of solicitation, including preparing, handling, printing and mailing of the proxy soliciting material, will be paid by the Company. Solicitation will be made by use of the mails, and if necessary, by telephone, telegram, cable, facsimile, advertising or personal interview. The Company may use the services of its directors, officers or employees in soliciting proxies. Directors, officers or employees who provide services in soliciting proxies will not receive any compensation therefor in addition to their regular compensation; however, the Company will reimburse any out-of-pocket expenses incurred. The Company will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward soliciting material to their principals and to obtain authorizations for the execution of proxy cards, and will reimburse upon request for reasonable expenses incurred.

Availability of Independent Public Accountants
- ----------------------------------------------

     A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting to respond to appropriate questions and will make a statement if such representative desires to do so.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of Common Stock and Preferred Stock, as of April 22, 1996, by (i) each person known to the Company to be the beneficial owner of 5% or more of outstanding Common Stock and Preferred Stock, (ii) by the directors and nominees of the Company individually, and the executive officers named in the "Summary Compensation Table" individually, and (iii) by the executive officers and directors of the Company as a group.

                              Number of shares      Percentage of         Number of shares        Percentage of
                              of Common Stock         shares of          of Preferred Stock         shares of
                               Beneficially          Common Stock           Beneficially         Preferred Stock
Name and Address (1)             Owned (2)       Beneficially Owned (2)       Owned (2)       Beneficially Owned (2)
- ----------------------------- ----------------  -----------------------  -------------------  -----------------------
Robert E. Donaldson               13,100,000              27.2%                       0                 --

Michael A. Erickson                4,100,000               8.5%                       0                 --
822 Mayflower Court
Northfield, MN 55057

David H. McCaffrey                 4,804,000              10.0%                       0                 --

Darryl R. Brinker                          0                --                  266,667                6.2%
8731 Bass Lake Road
New Hope, Minnesota 55428

Dale Ragan                         1,632,666               3.4%                 296,001                6.8%
4204 Country Wood Drive, SE
Rochester, Minnesota 55904

James Geiser                       1,200,000               2.4%                       0                 --

All officers and directors        19,104,000              38.7%                       0                 --
     as a group (3 persons)

________________________

(1) Unless otherwise indicated, the address of each of the following individuals is 6468 City West Parkway, Eden Prairie, Minnesota 55344.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes generally sole voting and investment power with respect to securities. Shares of Common Stock or Preferred Stock subject to options or warrants currently exercisable or exercisable within sixty (60) days of the date of determination are deemed outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options or warrants, but are not deemed to be outstanding for purposes of computing such percentage for any other person. Unless otherwise indicated by footnote, each person or group identified has sole voting and investment power with respect to all shares of Common Stock and Preferred Stock shown as beneficially owned by them.

PROPOSAL NUMBER ONE -- ELECTION OF A BOARD OF DIRECTORS

     It is the intention of the Company's management that the shares represented by proxy, unless otherwise indicated thereon, be voted for the election of Messrs. Donaldson and McCaffrey (the "Nominees") who have consented to serve as Directors of the Company if so elected, to hold office until the next regular meeting of the shareholders and until their successors are elected and qualified. Proxies cannot be voted for a greater number of nominees than the number of Nominees named herein.

     Unless the authority to vote in the election of the Director is withheld, it is the intention of the proxies to nominate and vote for the Nominees. If at the time of the Annual Meeting any Nominee shall have become unavailable for any reason for election as a Director, which event is not expected to occur, the persons entitled to vote the proxy will vote for such substitute nominees, if any, as shall be designated by the Board of Directors. Certain information with respect to the current Directors of the Company and the Nominees is set forth below:


        Name          Age   Position
        ----          ---   --------
Robert E. Donaldson    53   President and Director
David H. McCaffrey     51   Chief Executive Officer and Director

     Mr. Donaldson served as the Company's President and as a Director since January 1995. Mr. Donaldson founded Global MAINTECH, Inc. in April 1992 and has served as its President since inception. Mr. Donaldson also served as Global MAINTECH, Inc.'s Chief Executive Officer from April 1992 to December 1994.
Prior to founding Global MAINTECH, Inc., Mr. Donaldson served as a Vice President of Meridian Technology Leasing Corp. from 1986 to 1991. Prior to 1986, Mr. Donaldson served in various capacities with Itel Corp. and International Business Machines Corporation.

     Mr. McCaffrey has served as the Company's Chief Executive Officer since
January 1995, and as a Director of the Company since January 1995.   Mr.
McCaffrey has served as Global MAINTECH, Inc.'s Chief Executive Officer since December 1994. Prior to joining Global MAINTECH, Inc. in December 1994, Mr. McCaffrey served as President, Chief Executive Officer and Chief Financial Officer of Rimage Corporation from April 1989 to October 1994. Mr. McCaffrey also served as a director of Rimage Corporation from November 1992 until October 1994.

     The Board of Directors does not have any standing audit, compensation, stock option or nominating committees. The Board of Directors administers the Company's 1989 Stock Option Plan and approves awards of stock options and restricted stock awards made thereunder.

     During the twelve months ended December 31, 1995, there were 4 meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the number of meetings of the Board of Directors.

     The Company at present does not pay any director's fees. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

                              EXECUTIVE OFFICERS

       Name          Age   Position
       ----          ---   --------
David H. McCaffrey    51   Chief Executive Officer
Robert E. Donaldson   53   President
James Geiser          46   Chief Financial Officer and Secretary

     See the biographical information on Messrs. McCaffrey and Donaldson under "Election of Directors."

     Mr. Geiser has been the Secretary of the Company since September 1993 and Chief Financial Officer of the Company since January 1994. Since 1991, Mr. Geiser has served as President of G&B Financial Advisory Services, a firm engaged in providing financial consulting services to corporations requiring financial restructuring. From 1989 until January 1992, Mr. Geiser served as Chief Financial Officer and consultant to International Broadcasting Corporation, an owner and operator of family entertainment attractions including the Harlem Globetrotters and Ice Capades touring shows and three regional amusement parks. International Broadcasting Corporation filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code. From 1987 until October 1989, Mr. Geiser was Vice President and Treasurer of Washington Square Capital, Inc., an investment management company and subsidiary of Northwestern National Life Insurance Company. From 1979 until 1987, Mr. Geiser held various positions with Gelco Corporation, including the position of Assistant Treasurer of Gelco Corp., and Vice President and Treasurer of Gelco Finance Corporation.

     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Securities and Exchange Commission has implemented a rule which requires companies to disclose information with respect to reports which are required to be filed under Section 16 of the Securities Exchange Act of 1934, as amended, by directors, officers and 10% shareholders of each company, if any of such reports are not filed timely. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 1995 and Forms 5 and amendments thereto with respect to such period, the Company has determined that all required filings were made in a timely manner, with the exception of the following:

     Reporting Person            No. of Late Reports  No. of Transactions
     ----------------            -------------------  -------------------
     Robert E. Donaldson                    1                    1
     Michael A. Erickson                    1                    1
     David H. McCaffrey                     1                    1


                            EXECUTIVE COMPENSATION

     The following table sets forth the cash compensation awarded to or earned by the Chief Executive Officer during the twelve month period ended December 31, 1995. No executive officer of the Company earned salary and bonus in excess of $100,000 during the twelve months ended December 31, 1995.


                          SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION
NAME AND                            ----------------------------
PRINCIPAL POSITION            YEAR  SALARY   OTHER COMPENSATION
- ------------------            ----  -------  -------------------

Ronald E. Eibensteiner (1)    1995  $     0          $0
Chief Executive Officer       1994  $17,500          $0

David H. McCaffrey (2)        1995  $95,475          $0
Chief Executive Officer

____________________

(1) Mr. Eibensteiner assumed the office of Chief Executive Officer on June 1, 1994. Mr. Eibensteiner resigned as Chief Executive Officer on January 16, 1995.

(2) Mr. McCaffrey assumed the office of Chief Executive Officer on January 16, 1995 following Mr. Eibensteiner's resignation.

     There were no option grants during the twelve months ended December 31, 1995 made to the executive officers named in the "Summary Compensation Table" above.

     1989 STOCK OPTION PLAN. The Company has adopted the 1989 Stock Option Plan (the "Plan") pursuant to which a committee of the Board of Directors (the "Committee") may award options to purchase shares of Common Stock to employees and non-employees of the Company who perform valuable services for or on behalf of the Company. There were six employees of the Company eligible to participate in the Plan as of April 1, 1995. The purpose of the Plan is to encourage certain employees of the Company to acquire a proprietary interest in the Company and to create additional incentives for employees to promote the financial success of the Company. Under the Plan, options may be granted as incentive stock options (to employees of the Company and its present or future subsidiaries only) or options which do not qualify as incentive stock options. The Plan was initially adopted by the Company in 1989 and amended in 1993 and in 1995. A maximum of 50,000,000 shares of the Company's Common Stock are currently reserved for issuance pursuant to options granted under the Plan.

     The Committee has the discretion to select the optionees and to establish the terms and conditions of each stock option, subject to the provisions of the Plan. The exercise price for an incentive stock option granted under the Plan must not be less than the fair market value of the Common Stock as of the date the option is granted. The term of each stock option is determined by the Committee but may not exceed 10 years from the date the option is granted. If the optionee directly or indirectly owns Common Stock possessing more than 10% of the voting power of the classes of stock of the Company, the option price must be at least 110% of the fair market value of the Common Stock and the term of each option cannot exceed five years. Stock options granted under the Plan are not transferable, except by will or by the laws of descent and distribution, and are subject to various other conditions and restrictions. The Plan may be amended or discontinued by the Board of Directors of the Company at any time, except that no amendment to the Plan may, without shareholder approval, (i) increase the number of shares under the Plan, (ii) decrease the minimum option price, (iii) extend the maximum option term, or (iv) modify the eligibility requirements.

     As of December 31, 1995, the market price of the Common Stock was $.09 per share and options to purchase 21,575,000 shares were outstanding under the Plan, at a weighted average exercise price of .06 per share, of which options to purchase 1,583,000 shares were exercisable as of such date.

     Under current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), upon the granting of either incentive stock options or nonqualified stock options, no income will be realized by the optionee and no deduction will be allowable to the Company. At the time of exercise of an incentive stock option for cash, no income will be recognized by the optionee although the spread between the option price and the fair market value of the shares on the date of exercise will be a tax preference item used in the calculation of an optionee's alternative minimum tax. At the time of exercise of a nonqualified stock option for cash, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price paid will be ordinary income to the optionee and deductible by the Company (subject to the usual rules on ordinary and reasonable compensation deductions).

             PROPOSAL NUMBER TWO -- RATIFY APPOINTMENT OF AUDITORS

     The Board of Directors unanimously recommends that the shareholders ratify the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996. Unless otherwise instructed, the proxies will be so voted. KPMG Peat Marwick LLP has served as the Company's independent public accountants since March 17, 1995. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions from shareholders. The affirmative vote of a majority of the outstanding shares of the Common Stock represented at the Annual Meeting is necessary to approve the proposal.

     On March 17, 1995, the Board of Directors retained KPMG Peat Marwick LLP as independent auditors for the Company for the fiscal year ending December 31, 1995, thereby replacing McGladrey & Pullen LLP as the Company's independent auditors. The reports of McGladrey & Pullen LLP on the Company's financial statements for fiscal years 1994 and 1993 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. During the same period, McGladrey & Pullen LLP's reports on the Company's financial statements were modified to include an uncertainty regarding substantial doubt about the Company's ability to continue as a going concern. The Company and McGladrey & Pullen LLP have not had any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Company's two most recent fiscal years or during any subsequent interim period.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.
                             ____________________

                             RELATED TRANSACTIONS

     On June 15, 1994, Paul F. Burger, Mr. Donaldson's brother-in-law, loaned $250,000 to Global MAINTECH, Inc. pursuant to the terms of a demand promissory note. The promissory note requires Global MAINTECH, Inc. to repay the loan within 180 days of any demand by Mr. Burger. The promissory note bears an interest rate of 13% and requires monthly interest payments. In connection with the loan, Global MAINTECH, Inc. granted a security interest in its parts inventory to Mr. Burger. As of March 15, 1995, the entire $250,000 principal amount of the promissory note remained outstanding. On December 28, 1995, Mr. Burger agreed to cancel the June 15, 1994 promissory note. In return, he received $50,000 cash, a new $100,000 unsecured promissory note and 1,670,000 shares of common stock. The new promissory note dated December 31, 1995 is for the principal amount of $100,000, is payable in 12 monthly installments and bears an interest rate of 13% per annun. The Company began making payments under this note in January 1996.

     Effective December 31, 1995 the Company sold its brokerage line of business for $123,000 to Norcom Resources, Inc., a privately held corporation whose sole shareholder is Michael Erickson, a former officer and a current shareholder of the Company. This sale resulted in a loss on disposal of $420,630. Due to the uncertainty of collection, the Company will treat payments under this sale as income when received. The sales proceeds are secured by up to 2,080,000 shares of the Company's common stock held by Mr. Erickson. In connection with the sale, the Company removed this former officer as personal guarantor from a certain note payable in the principal amount of $190,000. The Company will issue additional shares of common stock at $.06 per share to this individual to the extent any debt is still outstanding under this note on which this former officer is guarantor on March 31, 1997.

                             SHAREHOLDER PROPOSALS

     According to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, a shareholder may require that certain proposals suggested by the shareholder be voted upon at a shareholder meeting. Information concerning any such proposal may be submitted to the Company for inclusion in the Company's proxy statement. Any such proposal to be considered at the Company's annual meeting of shareholders to be held in 1997 should be submitted to the Company on or before December 31, 1996.


                                 By Order of the Board of Directors,



                                 James Geiser
                                 Secretary

April 29, 1996

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344
                                 APRIL 29, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                  COMMON STOCK

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Common Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 15, 1996, at the Annual Meeting of Shareholders of the Company, to be held on May 30, 1996, at 10:00 a.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: Robert E. Donaldson and David H.
     McCaffrey.

     [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any, whose names are written below).

     [_] WITHHOLD AUTHORITY to vote for all nominees listed above.


- ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1996.

             For [_]            Against [_]            Abstain [_]

  3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.


                                         SIGNATURE(S)
                                         --------------------------------------

                                         --------------------------------------

                                         Dated: _________________________, 1996

                          GLOBAL MAINTECH CORPORATION
                             6468 CITY WEST PARKWAY
                         EDEN PRAIRIE, MINNESOTA 55344
                                 APRIL 29, 1996

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SERIES A CONVERTIBLE PREFERRED STOCK

  The undersigned appoints David H. McCaffrey and James Geiser, and each of them, with power to act without the other and with all the right of substitution in each, the proxies of the undersigned to vote all shares of Series A Convertible Preferred Stock of Global MAINTECH Corporation (the "Company") held by the undersigned on April 15, 1996, at the Annual Meeting of Shareholders of the Company, to be held on May 30, 1996, at 10:00 a.m., at the Minneapolis Marriott Southwest, 5801 Opus Parkway, Minnetonka, Minnesota 55343, and all adjournments thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS PROVIDED BY THE UNDERSIGNED SHAREHOLDER, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 HEREIN. UPON ALL OTHER MATTERS, THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

  Receipt of Notice of the Annual Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. Complete, sign, date, and return this proxy in the addressed envelope--no postage required. Please mail promptly to save further solicitation expenses.

                                     PROXY
  1. ELECTION OF DIRECTORS: Nominees: Robert E. Donaldson and David H.
     McCaffrey.

     [_] VOTE FOR all nominees listed above (except vote withheld for the following nominees, if any,whose names are written below).

     [_] WITHHOLD AUTHORITY to vote for all nominees listed above.


 ---------------------------------------------------------------------------
                                     (over)

  2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Company for the fiscal year ending December 31, 1996.

             For [_]            Against [_]            Abstain [_]

  3. To vote with discretionary authority upon such other matters as may come before the meeting.

                                         INSTRUCTION: When shares are held by
                                         joint tenants, all joint tenants
                                         should sign. When signing as
                                         attorney, executor, administrator,
                                         trustee, custodian, or guardian,
                                         please give full title as such. If
                                         shares are held by a corporation,
                                         this proxy should be signed in full
                                         corporate name by its president or
                                         other authorized officer. If a
                                         partnership holds the shares subject
                                         to this proxy, an authorized person
                                         should sign in the name of such
                                         partnership.


                                         SIGNATURE(S)

                                         --------------------------------------

                                         --------------------------------------

                                         Dated: _________________________, 1996